UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): June 9, 2011
THE CORPORATE EXECUTIVE BOARD COMPANY
(Exact name of registrant as specified in its charter)

Delaware	001-34849	52-2056410

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1919 North Lynn Street, Arlington, Virginia	22209

(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: (571) 303-3000
N/A
(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07. Submission of Matters to a Vote of Security Holders.
On June 9, 2011, The Corporate Executive Board Company (the “Company”) held its Annual Meeting of Stockholders (the “Annual Meeting”), at which four proposals were presented to the Company’s stockholders for consideration. The four matters presented for consideration were: (1) election of eight directors to hold office until the next Annual Meeting of Stockholders or until their successors are named and qualified; (2) ratification of the retention of Ernst & Young LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2011; (3) approval, in an advisory vote, of the compensation of the named executive officers as disclosed by the Company; and (4) approval, in an advisory vote, of the frequency of future advisory votes on named executive officer compensation. These proposals were described in detail in the Company’s definitive Proxy Statement for the Annual Meeting filed with the Securities Exchange Commission on April 29, 2011. At the Annual Meeting, a total of 31,450,285 shares, or 91%, of our common stock issued and outstanding as of the record date of April 15, 2011, was represented by proxy or in person.
The final results for each of the matters submitted to the stockholders at the Annual Meeting are as follows:
Proposal 1
The nominees for election to the board of directors were elected by the stockholders by the following vote:

	For	Withheld	Broker non-votes
Thomas L. Monahan, III	29,876,936	402,463	1,170,886
Gregor S. Bailar	30,168,788	110,611	1,170,886
Stephen M. Carter	28,373,320	1,906,079	1,170,886
Gordon J. Coburn	29,292,374	987,025	1,170,886
L. Kevin Cox	28,487,899	1,791,500	1,170,886
Nancy J. Karch	26,811,791	3,467,608	1,170,886
Daniel O. Leemon	29,257,211	1,022,188	1,170,886
Jeffrey R. Tarr	29,289,624	989,775	1,170,886
Proposal 2
The proposal to ratify the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for the year ended December 31, 2011 was approved by the stockholders by the following vote:

For	30,719,651
Against	721,975
Abstained	8,659
Proposal 3
The proposal to approve, in an advisory vote, the compensation of the named executive officers was approved by the stockholders by the following vote:

For	27,897,693
Against	1,505,482
Abstained	876,224
Broker non-votes	1,170,886

Proposal 4
The Company’s shareholders voted upon a nonbinding, advisory proposal regarding the frequency of future advisory votes on the compensation of our named executive officers. The votes on this proposal were as follows:

One Year	16,513,458
Two Years	5,113,971
Three Years	7,766,556
Abstain	885,414
Broker non-votes	1,170,886

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: June 10, 2011	The Corporate Executive Board Company
	By:	/s/ Richard S. Lindahl
Richard S. Lindahl
Chief Financial Officer